UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TECHNIPFMC PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V84883-P41625  Your Vote Counts!  You invested in TECHNIPFMC PLC and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting of Shareholders. This is an important notice  regarding the availability of proxy materials for the shareholder meeting to be held on May 1, 2026.  Get informed before you vote  View the Notice of Annual General Meeting of Shareholders and Proxy Statement, Annual Report on Form 10-K, and U.K. Annual  Report and Accounts online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com,  (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Shareholder Meeting Registration  To vote and/or attend the meeting, go to the “Attend a Meeting” link at www.proxyvote.com.  TECHNIPFMC PLC  2026 Annual General Meeting of Shareholders  Vote by April 30, 2026  11:59 PM ET  Vote in Person at the Meeting*  May 1, 2026  4:00 P.M., London Time  HADRIAN HOUSE WINCOMBLEE ROAD NEWCASTLE UPON TYNE NE6 3PL  UNITED KINGDOM

 TECHNIPFMC PLC  2026 Annual General Meeting of Shareholders  Vote by April 30, 2026  11:59 PM ET  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Vote at www.ProxyVote.com  V84884-P41625  1. Election of Directors – To elect each of our nine director nominees for a term expiring at the Company’s 2027 Annual General Meeting of Shareholders:  1a. Douglas J. Pferdehirt  For  1b.  Robert G. Gwin  For  1c.  Eleazar de Carvalho Filho  For  1d.  Claire S. Farley  For  1e.  John O’Leary  For  1f.  Margareth Øvrum  For  1g.  Kay G. Priestly  For  1h.  John Yearwood  For  1i.  Sophie Zurquiyah  For  2. 2025 U.S. Say-on-Pay for Named Executive Officers: To approve, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2025, as reported in the Company’s Proxy Statement.  For  3. 2025 U.K. Directors’ Remuneration Report: To approve, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2025, as reported in the Company’s U.K. Annual Report and Accounts.  For  4. Receipt of U.K. Annual Report and Accounts: To receive the Company’s audited U.K. accounts for the year ended December 31, 2025, including the reports of the directors and the auditor thereon.  For  5. Ratification of PwC as U.S. Auditor: To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2026.  For  6. Reappointment of PwC as U.K. Statutory Auditor: To reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2026 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid.  For  7. Approval of U.K. Statutory Auditor Fees: To authorize the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2026.  For  8. Approval of Amendment No. 1 to the TechnipFMC plc 2022 Incentive Award Plan: To authorize an amendment to the TechnipFMC plc 2022 Incentive Award Plan.  For  9. Authority to Allot Equity Securities: To authorize the Board to allot equity securities in the Company.  For  10. As a special resolution - Authority to Allot Equity Securities without Pre-emptive Rights: Pursuant to the authority contemplated by the resolution in Proposal 9, to authorize the Board to allot equity securities without pre-emptive rights.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends